STATEMENT OF ADDITIONAL INFORMATION


                                       FOR


                       KELMOORE STRATEGY(R) VARIABLE TRUST



                       Kelmoore Strategy(R) Variable Fund
                    Kelmoore Strategy(R) Variable Eagle Fund



                                 April 30, 2003











Shares of the Funds are available only through the purchase of a variable annuity contract or variable life insurance policy issued by an insurance company ("Variable Contract") and through qualified retirement plans. The investment advisor and distributor of the Funds is Kelmoore Investment Company, Inc. (the "Advisor" or the "Distributor", as the context may require).


This Statement of Additional Information is not a Prospectus but should be read in conjunction with the current Prospectus dated April 30, 2003, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the Prospectus. The Funds' audited financial statements included in their annual report to shareholders are incorporated by reference into this Statement of Additional Information. A copy of the Funds' Prospectus and annual report can be obtained without charge by calling the Funds at (877) KELMOORE or (877) 535-6667.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

GENERAL INFORMATION AND HISTORY...............................................3

INVESTMENT STRATEGIES AND RELATED RISKS ......................................3

OTHER STRATEGIES..............................................................5

INVESTMENT RESTRICTIONS ......................................................7

MANAGEMENT OF THE TRUST.......................................................9

OTHER SERVICES...............................................................15

PURCHASE, REDEMPTION AND PRICING OF SHARES ..................................18

DISTRIBUTIONS AND TAXES......................................................19

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS ............................22

SHARES OF BENEFICIAL INTEREST................................................23

PERFORMANCE INFORMATION .....................................................24

FINANCIAL STATEMENTS ........................................................26

                         GENERAL INFORMATION AND HISTORY

The Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund (each a "Fund" and collectively the "Funds") are diversified series of the Kelmoore Strategy(R) Variable Trust (the "Trust"), a Delaware statutory trust organized on October 4, 1999 as an open-end management investment company. The Funds employ Kelmoore Investment Company, Inc. (the "Advisor" or the "Distributor") to serve as their investment advisor and distributor. Currently, the Trust has two series authorized and outstanding. The Trust was established for the purpose of providing a vehicle for the investment of assets of separate accounts of insurance companies for Variable Contracts and through qualified retirement plans. Shares of the Funds are offered solely to these investors.

                     INVESTMENT STRATEGIES AND RELATED RISKS

The Prospectus discusses the investment objective of each Fund and the principal strategies to be employed to achieve that objective. This section contains supplemental information concerning types of securities and other instruments in which the Funds may invest, additional strategies that the Funds may utilize and certain risks associated with such investments and strategies.

Common Stock. Common stock represents an equity (ownership) interest in a company or other entity. This ownership interest often gives the Funds the right to vote on measures affecting the company's organization and operations. Although common stocks generally have had a history of long-term growth in value, their prices are often volatile in the short-term and can be influenced by both general market risk and specific corporate risks.

Options on Securities. The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the ability of the Advisor to predict future price fluctuations.

Each Fund may write (sell) call and put options on any security in which it may invest. These options may be listed on securities exchanges. Exchange-traded standard and FLEX options in the United States are issued and guaranteed by the Options Clearing Corporation (the "OCC"), a clearing organization affiliated with the exchanges on which options are listed. The OCC, in effect, removes the counterparty risk to every OCC-issued option transaction.

Each Fund receives a premium for each option it writes. The premium received will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates.

All call and put options written by each Fund are covered (or secured). A written call option is typically covered by maintaining the securities subject to the option in a segregated account. A written call or put option may also be covered by (1) maintaining cash or liquid securities in a segregated account with a value at least equal to the respective Fund's obligation under the option, (2) entering into an offsetting forward commitment and/or (3) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

To seek to hedge or protect the Funds' portfolios against a decline in the value of the stocks the Funds own, the Funds may acquire put options. A put option gives a Fund the right to sell or "put" a fixed number of shares of stock at a fixed price within a given time frame in exchange for a premium paid. The value of a put option generally increases as stock prices decrease. A Fund will experience a loss related to the premium paid for a put option if the option expires unexercised.

The obligation of an option writer is terminated upon the exercise of the option, the option's expiration or by effecting a closing purchase transaction.

There is no assurance a liquid secondary market will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the respective Fund may not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Reasons for the absence of a liquid secondary market may include the following:
(1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would normally continue to be exercisable or expire in accordance with their terms.

There can be no assurance that higher trading activity, order flow or other unforeseen events might not, at times, render certain of the facilities of the OCC or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.

The writer of an option lacks the ability to control when an option will be exercised. Although the Funds will generally only write options whose expiration dates are between one and four months from the date the option is written, it is not possible for the Funds to time the receipt of exercise notices. This prevents the Funds from receiving income on a scheduled basis and may inhibit the Funds from fully utilizing other investment opportunities.

For options except FLEX options, the OCC sets option expiration dates and exercise prices, which depend on the range of prices in the underlying stock's recent trading history. For FLEX options, the counterparties negotiate the expiration dates and exercise prices. Option periods usually range from 30 days to 120 days but can have longer durations. Written options have predetermined exercise prices set below, equal to or above the current market price of the underlying stock. The premium a Fund receives for writing an option reflects, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates.

Each Fund's overall return will, in part, depend on the ability of the Advisor to accurately predict price fluctuations in underlying securities in addition to the effectiveness of the Advisor's strategy in terms of stock selection. To assist the Advisor in selecting which options to write, the Advisor utilizes an in-house computer program called "OPTRACKER(R)", which assists in determining the net dollars and net percentage return a position may earn if a particular option is either assigned or expires.

The size of the premiums each Fund receives for writing options may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option writing activities.

Each securities exchange on which certain options trade has established limitations governing the maximum number of puts and calls in each class (whether or not covered or secured) which may be written by a single investor, or group of investors, acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). It is possible that the Funds and other clients advised by the Advisor may constitute such a group. These position limits may restrict the number of options the Funds may write on a particular security. An exchange may order the liquidation of positions found to be above such limits or impose other sanctions.

                                OTHER STRATEGIES

Repurchase Agreements. The Funds may enter into repurchase agreements with approved banks and broker-dealers. In a repurchase agreement, the Fund purchases securities with the understanding they will be repurchased by the seller at a set price on a set date. This allows the Fund to keep its assets at work but retain flexibility to pursue longer-term investments upon repurchase.

Repurchase agreements involve risks. For example, if a seller defaults, the Fund will suffer a loss if the proceeds from the sale of the collateral are below the repurchase price. If the seller becomes bankrupt, the Fund may be delayed or incur additional costs in selling the collateral. To help minimize risk, collateral must be held with the Fund's custodian in an amount at least equal to the repurchase price, including accrued interest.

Borrowing. Each Fund may borrow money in amounts up to 10% of the value of its total assets at the time of such borrowings for temporary purposes, and is authorized to borrow money in excess of the 10% limit as provided by the Investment Company Act of 1940, as amended, (the "1940 Act") (not to exceed 30% of the Fund's total assets) in order to meet redemption requests.

This borrowing may be unsecured. The Fund will not make any additional purchases of securities at any time its borrowings exceed 10% of its assets. The 1940 Act requires the Fund to maintain continuous asset coverage of 300% of the amount it has borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three (3) days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund. Money borrowed will be subject to interest costs that may or may not be recovered by an appreciation of the securities purchased. The Fund may also be required to maintain average balances in connection with borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Fund may, in connection with permissible borrowings, transfer securities owned by the Fund as collateral.

Investment Company Securities. Each Fund may invest in securities issued by other investment companies but intends to invest only in money market mutual funds as a temporary investment. As a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses the Fund bears directly. The Fund intends to limit its investments in securities issued by other investment companies so that immediately after a purchase of such securities is made: (1) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (2) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (3) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities generally include securities that cannot readily be sold within seven days in the ordinary course of business at approximately the price at which the Fund has valued the securities. Such securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days.

Temporary Investments. To maintain cash for redemptions, distributions and temporary defensive purposes, each Fund may invest in money market mutual funds and in investment-grade short-term fixed income securities, including short-term U.S. government securities, negotiable certificates of deposit, commercial paper and banker's acceptances and repurchase agreements.

Portfolio Turnover. The portfolio turnover rate for each Fund is calculated by dividing the lesser of the purchases or sales of portfolio investments for the reporting period by the monthly average value of the long-term portfolio investments owned during the reporting period. The calculation excludes all options written by the Fund that expire in less than one year.

Under certain market conditions, the Funds' portfolio turnover rate is likely to be higher than that of other mutual funds. This would be the case, for example, if the Fund writes a substantial number of call options and the market prices of the underlying securities appreciates, causing the options to be exercised. The Funds may also engage in short-term trading (purchase and sale of security in a relatively brief period of time) in response to stock market conditions or changes in economic trends and developments. Although the Funds' annual turnover rate cannot be accurately predicted, it is estimated this rate will not exceed approximately 300% for the current fiscal year assuming normal market conditions. A 100% annual turnover rate would occur if all of the Fund's securities were replaced one time during a one-year period.

High rates of portfolio turnover (100% or more) entail certain costs, including possible increased taxable income for the Funds' shareholders. Also, the higher the turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs, and other transaction costs incurred. The Advisor takes these costs into account, since they affect the Fund's overall investment performance and reduce shareholders' return. For the year ending December 31, 2002, the portfolio turnover for the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund was 204.13% and 131.85%, respectively.

Other Investments. Subject to prior disclosure to shareholders, the Board of Trustees (the "Board") may, in the future, authorize the Funds to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the respective Fund's investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions. For each Fund, the following investment restrictions are considered fundamental, which means they may be changed only by approval of the holders of a majority of the respective Fund's outstanding shares, defined in the 1940 Act as the lesser of: (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present in person or represented by proxy, or (2) more than 50% of the Fund's outstanding shares.

1. A Fund may not purchase securities that would cause more than 25% of the value of its total assets at the time of such purchase to be invested in the securities of any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the Fund's total assets may be invested in any one industry.

2. A Fund may not issue senior securities, mortgage or pledge assets, or borrow money, except (1) a Fund may borrow money from banks in amounts up to 30% of its total assets (including the amount borrowed); (2) a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (3) a Fund may engage in options transactions as permitted by the 1940 Act and enter into collateral arrangements relating thereto.

3. A Fund may not make loans to other persons, except (1) through the lending of the Fund's portfolio securities provided that any such loans not exceed 30% of the Fund's total assets (taken at market value); or (2) through the use of repurchase agreements or the purchase of short-term obligations.

4. A Fund may not purchase or sell commodities or real estate (including limited partnership interests but excluding securities secured by real estate or interests therein) in the ordinary course of business, (except the Fund may engage in options transactions as permitted by the 1940 Act and enter into collateral arrangements relating thereto, and the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities).

5. A Fund may not underwrite securities of other issuers except to the extent the Fund may be considered to be an underwriter under the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

6. A Fund, with respect to 75% of its total assets, will not invest more than 5% of its total assets in the securities of any single issuer, or own more than 10% of the outstanding voting securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

For purposes of determining whether the limitation discussed in restriction number 1 above is met, a Fund considers each issuer to be a member of the industry designated by its Standard Industry Classification ("SIC") code and will apply the 25% limitation on a SIC by SIC basis.

Non-Fundamental Investment Restrictions. For each Fund the following restrictions are imposed by management of the Funds and may be changed by the Board without shareholder approval at any time.

1. A Fund may not invest in a company for the purpose of exercising control or management of the company.

2. A Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities, and provided that margin payments in connection with options will not constitute purchasing securities on margin.

3. A Fund may not invest more than 15% of its net assets in illiquid securities. A security is illiquid if it cannot be disposed of in seven days at a price approximately equal to the price at which the Fund is valuing the security. Repurchase agreements with deemed maturities in excess of seven days are subject to this 15% limit.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                             MANAGEMENT OF THE TRUST

The Board is responsible for overseeing and monitoring the management of the Funds. The Board meets periodically throughout the year to oversee each Fund's operations, review contractual arrangements with companies that provide services to the Funds and review each Fund's performance. The Board elects the officers of the Trust to supervise actively its day-to-day operations.

The Trustees and officers of the Trust and their ages, addresses and principal occupations during the past five years are set forth below. Their titles may have varied during the five-year period.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                               POSITION(S)      TERM OF OFFICE                                COMPLEX       OTHER
                               HELD WITH        AND LENGTH OF    PRINCIPAL OCCUPATION(S)      OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS AND AGE          TRUST            TIME SERVED(1)   DURING PAST FIVE YEARS       TRUSTEE       HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEES
---------
Shawn K. Young, CPA(2)         Trustee,         Since 2000       Chief Financial Officer,         Two       Trustee, Seven
2471 E. Bayshore Road          President and                     Kelmoore Investment                        Hills School;
Suite 501                      Treasurer                         Company, Inc., from                        Director,
Palo Alto, CA  94303                                             December 1999 to present;                  Kelmoore
(39)                                                             Senior Manager, Ernst &                    Investment
                                                                 Young LLP, an accounting                   Company, Inc.
                                                                 firm, from June 1999 to
                                                                 December 1999; Partner,
                                                                 Friar, Harper & Arendt,
                                                                 CPAs, from January 1995 to
                                                                 June 1999 and Manager from
                                                                 November 1990 to December
                                                                 1994.

Michael Romanchak(2)           Chairman of      Since 2000       President and Director,          Two       Director,
2471 E. Bayshore Road          the Board of                      Kelmoore Investment                        Kelmoore
Suite 501                      Trustees                          Company, Inc. from July                    Investment
Palo Alto, CA  94303                                             1995 to present and First                  Company, Inc.
(51)                                                             Vice President of Comerica
                                                                 Bank from July 1992 to
                                                                 July 1995.

                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                               POSITION(S)      TERM OF OFFICE                                COMPLEX       OTHER
                               HELD WITH        AND LENGTH OF    PRINCIPAL OCCUPATION(S)      OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS AND AGE          TRUST            TIME SERVED(1)   DURING PAST FIVE YEARS       TRUSTEE       HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------
DISINTERESTED
TRUSTEES
--------
R. Michael Law                 Trustee          Since 2000       Senior Vice President/Team       Two       Director,
2471 E. Bayshore Road                                            Manager, U.S. Bank, from                   Association for
Suite 501                                                        September 2001 to present;                 Corporate
Palo Alto, CA  94303                                             Director, Association for                  Growth, a
(41)                                                             Corporate Growth, a                        non-profit
                                                                 non-profit Business                        Business
                                                                 Association, from July                     Association.
                                                                 2000 to June 2002; and
                                                                 Vice President, Comerica
                                                                 Bank, from January 1987 to
                                                                 September 2001.

Kathy Bamdad                   Trustee          Since 2002       Partner, Oregano's               Two       None
2471 E. Bayshore Road                                            Restaurant, from April
Suite 501                                                        1995 to present and Owner,
Palo Alto, CA  94303                                             Coffee Factory, from
(33)                                                             February 1994 to present.

Robert T. Lanz                 Trustee          Since 2000       Managing Director, The           Two       Director,
2471 E. Bayshore Road                                            Financial Valuation Group,                 Semotus
Suite 501                                                        a consulting firm, from                    Solutions, a
Palo Alto, CA  94303                                             December 2000 to present;                  public wireless
(61)                                                             Partner, Ramp Partners,                    infrastructure
                                                                 LLC, a consulting firm,                    solutions
                                                                 from January 2002 to                       company.
                                                                 present; Partner, BDO
                                                                 Seidman, LLP, an
                                                                 accounting firm, from
                                                                 October 1998 to June 2000
                                                                 and Partner, Meredith,
                                                                 Cardozo, Lanz and Chiu,
                                                                 LLP, an accounting firm,
                                                                 from January 1995 to
                                                                 October 1998.

EXECUTIVE
OFFICER
-------
Tamara Beth Heiman             Secretary        Since 2000       Senior Executive Vice            N/A             N/A
2471 E. Bayshore Road                                            President and Director of
Suite 501                                                        Marketing, Kelmoore
Palo Alto, CA  94303                                             Investment Company, Inc.,
(32)                                                             from March 1999 to present;
                                                                 Vice President of Investment
                                                                 Advisory Services, Josephthal
                                                                 & Co., a NYSE broker/dealer,
                                                                 from August 1997 to March
                                                                 1999 and Vice President and
                                                                 Director of Asset Management,
                                                                 First Allied Securities, a
                                                                 national independent broker
                                                                 dealer, from August 1994 to
                                                                 March 1999.

(1) Each Trustee holds office for life or until any mandatory retirement age adopted by the Board or until his/her successor is elected and qualified or the Trust terminates. The President, Treasurer and Secretary and other officers each hold office until their successors have been elected and qualified or until their earlier resignation.

(2) Mr. Romanchak and Ms. Young are considered "interested" Trustees of the Trust because each is an officer and employee of the Advisor.

COMMITTEES

The Board of Trustees has a Nominating Committee, comprised of Messrs. Law, Lanz and Ms. Bamdad. The Nominating Committee is responsible for the selection and nomination of disinterested Trustees. During the fiscal year ended December 31, 2002, there was one meeting of the Nominating Committee. The Nominating Committee will not consider nominees recommended by shareholders.

The Board of Trustees has an Audit Committee, comprised of Messrs. Law and Lanz. The Audit Committee makes recommendations to the Board regarding the selection of auditors and confers with the independent auditors regarding the scope and results of the audit. During the fiscal year ended December 31, 2002, there were five meetings of the Audit Committee.

SECURITY AND OTHER INTERESTS

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in each Fund of the Trust and in all registered investment companies overseen by the Trustee within the Trust's family of investment companies, as of December 31, 2002.

                                                                                       AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                         SECURITIES IN ALL REGISTERED
                                                                                       INVESTMENT COMPANIES OVERSEEN BY
                            DOLLAR RANGE OF EQUITY SECURITIES IN EACH FUND OF THE             TRUSTEE WITHIN THE FAMILY OF
NAME OF TRUSTEE                                TRUST                                         INVESTMENT COMPANIES
-----------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------
Shawn K. Young,                                      None                                            None

Michael Romanchak                                    None                                            None

DISINTERESTED TRUSTEES
----------------------

R. Michael Law                                       None                                            None

Robert T. Lanz                                       None                                            None

Kathy Bamdad                                         None                                            None

The following table sets forth, for the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, the value of securities that the Trustee or their immediate family members owned beneficially or of record, as of December 31, 2002, in the Trust's Advisor or

Distributor, or in any person directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor.

                                NAME OF OWNERS AND                      TITLE OF       VALUE OF
NAME OF TRUSTEE                 RELATIONSHIPS TO TRUSTEE    COMPANY     CLASS          SECURITIES   PERCENT OF CLASS
----------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
----------------------
R. Michael Law                                                                            None

Robert T. Lanz                                                                            None

Kathy Bamdad                                                                              None

COMPENSATION. The table that follows sets forth the compensation paid to Trustees of the Trust for the fiscal year ended December 31, 2002. The Trust does not compensate the officers for the services they provide. Each Trustee of the Fund who is not an affiliated person of the Advisor or Distributor, as defined in the 1940 Act, receives an annual retainer of $4,000 per year (payable in equal installments at the end of each quarter) plus reimbursement for certain travel and other out-of-pocket expenses incurred with attending such meetings. The Trust does not have any retirement plan for the Trustees.

                                                       PENSION OR                               TOTAL COMPENSATION
                                   AGGREGATE       RETIREMENT BENEFITS     ESTIMATED ANNUAL    FROM TRUST AND FUND
      NAME OF PERSON             COMPENSATION      ACCRUED AS PART OF       BENEFITS UPON        COMPLEX PAID TO
       AND POSITION               FROM TRUST          TRUST EXPENSES           RETIREMENT            TRUSTEES*
---------------------------- --------------------- ---------------------- --------------------- ---------------------
INTERESTED TRUSTEES
-------------------

Shawn K. Young                       None                  None                   None                  None

Michael Romanchak                    None                  None                   None                  None

DISINTERESTED TRUSTEES
----------------------
R. Michael Law                      $4,000                 None                   None                 $4,000

Robert T. Lanz                      $4,000                 None                   None                 $4,000

Kathy Bamdad**                      $2,000                 None                   None                 $2,000

  * The total amount compensated to the Trustees for their service on the Trust's Board and the Board of any other investment company in the fund complex.

 ** Ms. Bamdad was elected by the Board of Trustees as a Disinterested Trustee of the Trust on August 7, 2002.

A former Trustee, Michael Stepanian received $2,000 in compensation for his services as a Disinterested Trustee of the Trust for the fiscal period ended August 7, 2002, when Mr. Stepanian resigned as a Disinterested Trustee of the Trust. As of April 7, 2003, the Officers and Trustees of the Trust, as a group, owned none of the outstanding shares of the Funds. As of April 7, 2003, Kelmoore Investment Company owned less than 5% of the shares of the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund.

As of April 7, 2003, the following persons owned of record or beneficially 5% or more of the voting securities of a particular Fund. Any person owning more than 25% of the voting securities of a Fund may be deemed to have effective voting control over the operation of that Fund, which would diminish the voting rights of other shareholders:

THE KELMOORE STRATEGY(R) VARIABLE FUND

SHAREHOLDERS                                                    PERCENTAGE OWNED

HARTFORD FINANCIAL SERVICES GROUP, INC.                              60.1638%
500 BIELENBERG DRIVE
WOODBURY, MINNESOTA  55125

AGL LIFE ASSURANCE COMPANY                                           39.3957%
ATTN: LISA BRADLEY
610 W. GERMANTOWN PIKE
SUITE 460
PLYMOUTH MEETING, PA  19462-1058

THE KELMOORE STRATEGY(R) VARIABLE EAGLE FUND

HARTFORD FINANCIAL SERVICES GROUP, INC.                              98.8555%
500 BIELENBERG DRIVE
WOODBURY, MINNESOTA  55125

Investment Advisor. The Trust has employed Kelmoore Investment Company, Inc. (the "Advisor") as its investment advisor. The Advisor, organized in 1992 and registered with the Securities and Exchange Commission ("SEC"), has been managing the Kelmoore Strategy(R) Fund, an open-end mutual fund, since May 3, 1999, the Kelmoore Strategy(R) Eagle Fund, an open-end mutual fund, since June 29, 2000, and the Kelmoore Strategy(R) Liberty Fund, an open-end mutual fund, since December 26, 2000. As of April 7, 2003, the Advisor managed approximately $244 million of assets, consisting of brokerage accounts and the assets of the Kelmoore Strategy(R) Fund, the Kelmoore Strategy(R) Eagle Fund and the Kelmoore Strategy(R) Liberty Fund. Through his ownership and voting control of more than 25% of the outstanding shares of the Advisor, Ralph M. Kelmon is considered to control the Advisor. Mr. Kelmon is the Chief Executive Officer and Chairman of the Board of the Advisor. Mr. Kelmon is the father of Matthew Kelmon, the primary portfolio manager for the Funds, and Shawn K. Young, President and Treasurer of the Trust.

The Advisor manages each Fund's investments consistent with its investment objectives, policies and limitations. The Advisor also makes recommendations with respect to other aspects and affairs of the Funds. The Advisor also furnishes the Funds with certain administrative services, office space and equipment. All other expenses incurred in the operation of the Funds are borne by the Funds. The Advisor also supervises the provision of services by third parties such as the Funds' transfer agent and custodian. Under the Investment Advisory Agreement, the Advisor


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will not be liable for any error of judgment or mistake of fact or law or for any loss by the Funds in connection with the performance of the Investment Advisory Agreement, except a loss from a breach of a fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties under the Investment Advisory Agreement.

For providing investment advisory and other services and assuming certain Fund expenses, each Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the value of the Fund's average daily net assets. The Advisor has contractually agreed to waive advisory fees and reimburse certain expenses of the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund until April 30, 2004, so that the total operating expenses of each Fund will not exceed 2.25%. Each waiver and reimbursement by the Advisor is subject to reimbursement by the applicable Fund within the following three years, to the extent such reimbursement by a Fund would not cause total operating expenses to exceed any current expense limitation. Additionally, the Advisor has agreed to reimburse all expenses incurred in connection with the organization of the Funds, subject to recoupment described above. For the fiscal year ended December 31, 2002, the Advisor earned and waived investment advisory fees of $105,631 and $16,562 for the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, respectively. For the fiscal year ended December 31, 2001, the Advisor earned and waived investment advisory fees of $34,429 and $5,977 for the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, respectively. For the period November 27, 2000 to December 31, 2000, the Advisor earned and waived investment advisory fees of $81 and $76 for the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, respectively.

The Investment Advisory Agreement (the "Agreement") for the Kelmoore Strategy(R) Variable Fund was initially approved by the Board, including a majority of the Trustees who are not "interested persons" of the Fund, on March 2, 2000. The Board approved the same Agreement for the Kelmoore Strategy(R) Variable Eagle Fund on July 28, 2000. The Agreement was reapproved by the Board on February 19, 2003. The Agreement, as it applies to each Fund, is for a term of one year and continues in effect from year to year thereafter if such continuance is approved annually by the Board or by a vote of a majority of the outstanding shares of the respective Fund, and, in either case, by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party to the Agreement, voting in person at a meeting called for the purpose of voting on such approval. The Agreement may be terminated at any time without penalty by the Board, by vote of a majority of the outstanding shares of the respective Fund or by the Advisor, upon sixty days' written notice. The Agreement terminates automatically if assigned. In reapproving the Agreement, the Board considered the following factors: the Funds' performance, the nature and quality of services provided by the Advisor to the Trust, the reasonableness of overall compensation paid by the Funds, the Advisor's personnel and operations, the Advisor's financial condition, the level and method of computing each Fund's management fee, comparative fee and expense information for each Fund, the profitability of the Trust to the Advisor, the indirect profits to the Advisor attributable to the existence of the Trust, the effect of each Fund's growth and size on the Fund's performance and expenses and any conflicts of interest.


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Pursuant to the Agreement and subject to the supervision of the Trustees of the
Trust, the Advisor shall (1) provide a continuous investment program for each Fund; (2) determine from time to time which securities or other investments shall be purchased, sold or exchanged and what portions of each Fund shall be held in the various securities or other investments or cash and (3) take such steps as are necessary to implement an overall investment plan for each Fund. The Advisor may delegate any or all of its responsibilities to one or more sub-advisors, subject to the approval of the Board. The day-to-day operations of the Funds are delegated by the Board to the Advisor's officers and service providers. All contractual arrangements with service providers must be approved by the Board and the Board determines that each contract, including its terms and the quality of the services provided, are in the best interest of the Funds. The Board also evaluates the quality and cost of these services and the Board determines that quality services are being provided upon terms that are fair to shareholders.

Code of Ethics. To mitigate the possibility that the Funds will be adversely affected by personal trading of employees, the Funds, the Advisor and the Distributor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The Code contains policies restricting trading in securities (including securities that may be purchased or held by the portfolio) in personal trading accounts of Trustees and others who normally come into possession of information on portfolio transactions. The Code requires all access persons to obtain prior clearance before engaging in personal securities transactions and contains other restrictions applicable to specified types of transactions. All employees must report their personal securities transactions within 10 days after the end of the calendar quarter. Any material violation of the Code relating to the Fund is reported to the Board. The Board also reviews the administration of the Code on an annual basis.

Expenses. In addition to fees of the Advisor, each Fund is responsible for payment of the following, including, but not limited to: fees and expenses of disinterested Trustees (including independent counsel to the disinterested Trustees); fees and expenses for independent audits and auditors; legal fees; interest expenses; fees and commissions; taxes; insurance premiums; charges of administrators, custodians and transfer agents or other service providers; bookkeeping expenses; and costs of obtaining quotations for portfolio securities and the pricing of Fund shares.

Name. The word "Kelmoore" is used by the Trust with the Advisor's consent, and the Trust has a non-exclusive license to use the name "Kelmoore Strategy(R)" and the word "Kelmoore" in the name of any fund. If the Advisor ceases to be the investment advisor of the Funds, the Advisor may require the Trust and the Funds to delete the word "Kelmoore" from their names and cease to otherwise use the word "Kelmoore."

                                 OTHER SERVICES

Distributor. Kelmoore Investment Company, Inc., 2471 East Bayshore Road, Suite 501, Palo Alto, CA 94303 (the "Distributor") serves as the distributor (principal underwriter) of each Fund's shares, which are offered on a continuous basis.


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The Distributor serves as the principal distributor of the Funds' shares pursuant to a Distribution Agreement with the Funds. The Distribution Agreement is renewable annually provided its renewal is approved by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of parties to the Distribution Agreement and who have no direct or indirect financial interest in the Distribution Agreement or any related distribution plan. The Distribution Agreement may be terminated at any time, without the payment of a penalty, on sixty days' written notice by the Distributor, by the non-interested Trustees or by the vote of the holders of the lesser of: (a) 67% of the Trust's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Trust. The Distribution Agreement automatically terminates if it is assigned. The Distributor does not receive any fee or other compensation under the Distribution Agreement other than fees it receives in accordance with the Distribution Plan described below.

Distribution Plan. The Trust has adopted a distribution plan dated July 28, 2000 in accordance with Rule 12b-1 under the 1940 Act (the "Plan") for each of the Funds. The initial sole shareholder of the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund approved the Plan on November 13, 2000. The Plan permits the Funds to pay the Distributor for remittance to a life insurance company or an affiliate thereof for various costs incurred or paid in connection with the distribution of shares of the Funds. The Trust may make quarterly payments to the Distributor, for remittance to a life insurance company or any affiliate thereof, in order to reimburse the life insurance company for eligible expenses incurred or paid in an amount not to exceed 0.25% of the average daily net assets of such Fund attributable to a life insurance company's variable contract owners during that quarterly period.

Expenses payable pursuant to the Plan include, but are not limited to the following costs: (a) of printing and mailing prospectuses and reports to prospective variable contract owners; (b) relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials intended for use by the life insurance company; (c) of holding seminars and sales meetings designed to promote sales of Fund shares;
(d) of obtaining information and providing explanations to variable contract owners regarding the Funds' investment objectives and policies and other information about the Funds; (e) of training sales personnel regarding the Funds; (f) of compensating sales personnel in connection with the allocation of cash values and premiums of the variable contracts; (g) of personal service and/or maintenance of variable contract owner accounts with respect to Fund shares attributable to such accounts; and (h) of financing any other activity that the Board determines is primarily intended to result in the sale of the Funds' shares.

The Distributor provides the Board for their review, on a quarterly basis, a written report of the amounts expended under the Plan.

The Plan is subject to annual approval by the Board. The Plan is terminable at any time, without penalty, by a vote of a majority of the non-interested Trustees or by vote of a majority of the outstanding shares of each of the Funds. The Plan was last approved by the Board on February 19, 2003. The Plan may not be amended to increase materially the amount that may be spent for distribution by a Fund without the approval of a majority of the outstanding voting securities of


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that Fund. Once terminated, no further payments shall be made under the Plan notwithstanding the existence of any unreimbursed current or carried forward distribution expenses.

The Plan was adopted because of its anticipated benefit to the Funds. These anticipated benefits include increased promotion and distribution of the Funds' shares, an enhancement in the Funds' ability to maintain accounts and improve asset retention and increased stability of net assets for the Funds. For the fiscal year ended December 31, 2002, the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund paid fees under the Plan of $26,408 and $4,140, respectively.

Administration, Accounting and Transfer Agency Services. The Funds have entered into an Administration and Accounting Services Agreement and a Transfer Agency Services Agreement, each dated September 1, 2000 with PFPC, 760 Moore Road, King of Prussia, PA 19406. PFPC is an indirect, wholly owned subsidiary of PNC Bank Corp. PFPC performs certain administrative and accounting services for the Funds and is responsible for certain clerical, recordkeeping and bookkeeping services. These services include determining the net asset value per share of the Funds and filing various reports with the appropriate regulatory agencies and preparing materials required by the SEC. The services provided by PFPC as Administrator include regulatory compliance, assistance in the preparation and filing of post-effective amendments to the Trust's registration statement with the SEC, preparation of annual, semi-annual and other reports to shareholders and the preparation of board meeting materials. For the administrative and fund accounting services PFPC provides to the Funds, PFPC is paid an annual fee calculated daily and paid monthly. For the fiscal year ended December 31, 2002, the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund paid $113,623 and $68,263, respectively, to PFPC for its services as Transfer Agent, Administration and Accounting Agent. For the fiscal year ended December 31, 2002, PFPC did not waive any fees in accounting and administration fees for Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, respectively. For the fiscal year ended December 31, 2001, the Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund paid $82,683 and $50,067, respectively, to PFPC for its services as Transfer Agent, Administration and Accounting Agent. For the fiscal year ended December 31, 2001, PFPC waived $27,270 and $13,475 in accounting and administration fees for Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, respectively. For the period November 27, 2000 (commencement of operations) through December 31, 2000, the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund paid $4,536 and $4,207, respectively, to PFPC for its services as Transfer Agent and Accounting Agent. For the period November 27, 2000 (commencement of operations) through December 31, 2000, PFPC waived $7,083 and $3,500 in accounting and administration fees for Kelmoore Strategy(R) Variable Fund and Kelmoore Strategy(R) Variable Eagle Fund, respectively.

Custodian. Pursuant to a Custodian Services Agreement dated September 1, 2000 with the Trust, PFPC Trust Company, The Eastwick Center, 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as custodian of the Funds' assets.

Independent Accountants. The accounting firm of PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, has been designated as independent accountants for the Trust.


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PricewaterhouseCoopers LLP performs annual audits of the Funds, is periodically called upon to provide accounting and tax advice and provides assistance and consultation in connection with the review of certain SEC filings.

Legal Counsel. Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, DC 20004-2415, serves as legal counsel for the Trust and the independent Trustees.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Each Fund is an investment vehicle for the separate accounts of Variable Contracts offered by insurance companies and for qualified retirement plans. Individual Variable Contract holders are not the shareholders of the Funds. Rather, a participating insurance company and its separate accounts are the shareholders. The offering is without a sales charge and is made at each Fund's net asset value per share. Shares of the Funds are not offered to the general public. Each Fund reserves the right, in its sole discretion, to refuse purchase orders. The procedures for redemption of Fund shares under ordinary circumstances is set forth in the Prospectus and in the separate prospectus relating to the Variable Contracts which accompanies the Prospectus.

The Funds' shares are purchased and redeemed at the net asset value per share. The net asset value per share of each Fund is calculated on each day, Monday through Friday, except days on which the New York Stock Exchange ("NYSE") is closed. The NYSE is currently scheduled to be closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The Funds' net asset value per share is determined as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time, by taking the value of all assets of the Fund, subtracting liabilities, dividing by the number of shares outstanding, and adjusting to the nearest cent.

The Funds' securities are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Advisor under procedures approved by the Board of Trustees. Equity securities traded on any U.S. or foreign exchange are valued at the last sale price on the exchange or system in which they are principally traded on the valuation date. Securities for which the primary market is the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") are valued at the NASDAQ Official Closing Price. If there is no sale on the valuation date, securities traded principally: (1) on a U.S. exchange are valued at the mean between the closing bid and asked prices; and (2) on a foreign exchange are valued at the most recent closing price. Equity securities that are traded in the over-the-counter market only, but are not included in the NASDAQ, are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Exchange traded options are valued at the last sale price in the market where such options are principally traded or, if no sale occurs, at the mean between the last bid and asked price. Debt securities with a remaining maturity of sixty days or more are valued using a pricing


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service if such prices are believed to accurately represent market value. Debt securities and money market instruments with a remaining maturity of less than sixty days are valued at amortized cost. Valuations may be obtained from independent pricing services approved by the Board.

When the Funds write a put or call option, it records the premium received as an asset and equivalent liability, and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding paragraph.

                             DISTRIBUTIONS AND TAXES

Distributions. All net investment income and capital gains distributions paid by the Funds are automatically reinvested, at net asset value, in additional shares of the Fund unless otherwise indicated. Each Fund currently intends to declare and make distributions of its investment income and gains on an annual basis. There is no fixed dividend rate, and there can be no assurance that the Funds will realize any net investment income or capital gains or make any distributions.

FEDERAL TAXES

THE FOLLOWING DISCUSSION OF THE FEDERAL TAX STATUS OF THE FUNDS IS A GENERAL AND ABBREVIATED SUMMARY BASED ON TAX LAWS AND REGULATIONS IN EFFECT ON THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION. TAX LAW IS SUBJECT TO CHANGE BY LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL ACTION. THIS DISCUSSION DOES NOT CONSTITUTE TAX ADVICE.

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code") and intends to so qualify each year. If each Fund (1) continues to qualify as a regulated investment company and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and net realized short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the "90% Distribution Requirement"), which each Fund intends to do, then under the provisions of Subchapter M, each Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., net long-term capital gain in excess of net short-term capital loss) it distributes (or treats as "deemed distributed") to shareholders. Each Fund will be subject to federal income tax at the regular corporate rate for any amounts of investment company taxable income or net capital gain not distributed (or deemed distributed) to the shareholders.

Each Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of each Fund's gross income for each taxable year must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock or securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (2) at the close of each quarter of each Fund's taxable year, (a) at


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least 50% of the value of each Fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities, and other securities (provided that, in the case of any such "other securities" issued by any one issuer, no more than 5% of the value of the Fund may consist of the securities of such issuer, and the Fund may not hold more than 10% of the outstanding voting securities of such issuer), and (b) each Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses.

The Funds should not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gain each calendar year because the tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts. For purposes of this exemption, shares attributable to investments in each Fund made in connection with organizing the portfolio will not be taken into account, as long as such investments do not exceed $250,000.

Each Fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. Such separate accounts may meet these requirements by investing solely in the shares of a mutual fund registered under the 1940 Act as an open-end management investment company such as the Funds. These requirements are in addition to the diversification requirements of Subchapter M and of the 1940 Act (as discussed above), and may affect the securities in which a Fund may invest. In order to comply with future requirements of Section 817(h) (or related provisions) of the Code, the Trust may be required, for example, to alter the investment objectives of one or both of the Funds.

The Section 817(h) requirements impose certain limitations on the assets of each separate account (or underlying mutual fund) that may be invested in securities of a single issuer. These limitations apply to each Fund's assets that may be invested in securities of a single issuer. The regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

     o no more than 55% of a Fund's total assets may be represented by any one investment
     o no more than 70% of a Fund's total assets may be represented by any two investments
     o no more than 80% of a Fund's total assets may be represented by any three investments
     o no more than 90% of a Fund's total assets may be represented by any four investments

Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, or all interests in the same commodity are treated as a single investment. In addition, each U.S.


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Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

If for any taxable year a Fund fails to satisfy the requirements discussed above to be treated as a regulated investment company, all of its taxable income will be subject to federal income tax at the regular corporate rates (without any deduction for distributions to its shareholders). In addition, if a Fund fails to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, or otherwise fails to satisfy the requirements discussed above to be treated as a regulated investment company, the owners of variable life insurance contracts and variable annuity contracts who have allocated premiums or cash value to a subaccount supported by such Fund will be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Trust and the Trust intends that each Fund comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a lower total return for a Fund than would otherwise be the case, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Trust might otherwise select.

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who allocated premiums or cash value to a subaccount supported by a Fund generally are not subject to federal income tax on Fund earnings or distributions or on gains realized upon the sale or redemption of Fund shares until amounts are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts.

Tax Implications of Options. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as an asset and an equivalent liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund will realize a gain (or a loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received) and the liability related to the option will be extinguished. Any such gain or loss generally will be a short-term capital gain or loss for federal income tax purposes. If a call option that the Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received will reduce the cost of the security that the Fund purchases upon exercise of the option. If the Fund exercises a put option purchased by it, and the underlying security is sold, the proceeds from such sale will be reduced by the amount of the premium paid to acquire such put option, and the Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security). If a put option purchased by the Fund is not exercised and expires, or if the Fund effects a closing sale transaction, the Fund will realize a capital loss


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(or a capital gain in the case of a closing purchase transaction where the proceeds exceed the original premium paid), which capital loss (or gain) will be long-term or short-term, depending on the holding period of the put option. The Fund's transactions in options may be subject to other special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The Funds place substantially all their securities transactions, including transactions involving options, through Kelmoore Investment Company, Inc. (the "Advisor"), a registered broker-dealer ("Kelmoore"), in accordance with procedures set forth in Rule 17e-1 under the 1940 Act. These procedures, which have been adopted by the Board of Trustees, including a majority of the non-interested Trustees, are reasonably designed to provide that any commissions, fees or other compensation paid to Kelmoore (or any affiliate) are fair and reasonable when compared to commissions, fees and other compensation received from other firms who engage in comparable transactions. The Funds will not deal with Kelmoore (or any affiliate) in any transaction in which the Advisor (or any affiliate) acts as principal, except in accordance with rules promulgated by the SEC.

The Advisor uses non-affiliated brokers, dealers or members of a securities exchange to clear portfolio transactions on behalf of the Funds and, like Kelmoore, such firms receive commissions for executing the Funds' securities transactions. In effecting the purchase or sale of portfolio securities through non-affiliated brokers, dealers, or members of an exchange, the Trust's policy is for the Advisor to seek execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if the rate is reasonable in relation to brokerage and research services provided to the Trust or the Advisor by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Advisor may use brokerage and research services provided to it by brokers and dealers in servicing all its clients.

The Advisor currently manages private accounts that employ investment strategies similar to those used by the Funds. At times, investment decisions may be made to purchase or sell the same security for the Funds and one or more of the other clients advised by the Advisor.
                                                    Brokerage Commissions
                                                    ---------------------
                                                  2000*     2001       2002
                                                  -----     ----       ----
Kelmoore Strategy(R) Variable Fund               $  -0-   $75,355    $197,990
Kelmoore Strategy(R) Variable Eagle Fund         $  -0-   $16,285    $ 35,242

*For the period November 27, 2000 (commencement of operations) to December 31, 2000.

For the Funds' fiscal years ended December 31, 2002, 2001 and 2000, Kelmoore paid $75,832, $26,045 and $-0-, respectively, in brokerage commissions to non-affiliated brokers for clearing services, on behalf of the Funds.

                          SHARES OF BENEFICIAL INTEREST

Each Fund of the Trust is treated as a diversified, open-end investment management company. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Board has authorized two series with one class of shares issued currently. The Board has authority, without necessity of a shareholder vote, to create any number of new funds or classes of shares at any time in the future. The establishment and offering of additional funds will not alter the rights of the Trust's shareholders.

Each shareholder receives one vote for each share of the Funds owned and each fractional share is entitled to a proportionate fractional vote. Each issued and outstanding share of a Fund is entitled to participate equally in dividends and distributions declared and in the net assets of the Fund upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. Under Delaware law, shareholders will be liable for the obligations of the Fund only to the extent of their investment in the Fund.

When issued, for the consideration described in the Prospectus, shares are fully paid, non-assessable and freely transferable. Shares do not have preemptive rights or subscription rights. Each Fund's shares have equal voting rights. In any liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of the Fund. The interests of shareholders in the Fund will not be evidenced by a certificate or certificates representing shares of the Fund.

Unless otherwise required by the 1940 Act, the Trust is not required and does not intend to hold regular annual shareholder meetings. As a result, shareholders may not consider each year the election of Trustees or the appointment of auditors. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust Instrument provides that the holders of net less than two-thirds of the outstanding shares of the Trust may remove persons serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Board of Trustees has agreed to call a meeting for the purpose of considering the removal of persons serving as a Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. To the extent required by applicable law, the Board of Trustees shall assist shareholders who seek to remove any person serving as Trustee.

Special shareholder meetings may be required for proposals requiring shareholder approval as may be required by the 1940 Act, the Trust Instrument or By-Laws of the Trust.

The insurance companies are currently each Fund's shareholders of record, and, depending on the percentage of holdings in a Fund, and pursuant to the 1940 Act, such shareholders may be deemed to be in control of the Fund. When a shareholder's meeting occurs, each insurance company solicits and accepts voting instructions from its Variable Contract owners who have allocated or transferred monies for an investment in the Fund as of the record date of the meeting. Each shareholder then votes the Fund's shares that are attributable to its interests in the Fund in which it is entitled to vote, in proportion to the voting instructions received.

Each Fund is available through separate accounts relating to both variable annuity and variable life insurance contracts, and also directly to qualified plans. The Funds do not currently foresee any disadvantages to Variable Contract owners or plan participants arising from offering their shares to variable annuity and variable life insurance policy separate accounts and plans, and the Trustees continuously monitors events for the existence of any material irreconcilable conflict between or among Variable Contract owners and plans. Material conflicts could result from, for example, (1) changes in state insurance laws; (2) changes in federal income tax laws; or (3) differences in voting instructions between those given by variable life owners and variable annuity owners. If a material irreconcilable conflict arises, as determined by the Board, one or more separate accounts or plans may withdraw their investment in the Fund. This could possibly require the Fund to sell portfolio securities at disadvantageous prices. Each insurance company or plan will bear the expenses of establishing separate portfolios for its variable annuity and variable life insurance separate accounts and plans if such action becomes necessary. However, ongoing expenses that are ultimately borne by Variable Contract owners and plan participants will likely increase due to the loss of economies of scale benefits that can be provided to separate accounts with substantial assets.

                             PERFORMANCE INFORMATION

The Funds' performance may be used from time to time in advertisements, shareholder reports or other communications disseminated to existing or prospective shareholders or Contract owners. THE FUNDS' PERFORMANCE DOES NOT REFLECT THE VARIABLE CONTRACT FEES AND CHARGES. Past performance does not indicate or project future performance. Performance information may include a Fund's investment results and/or comparisons of its investment results to the Fund's benchmark index or other various unmanaged indexes or results of other mutual funds with similar investment objectives or investing or savings vehicles. The Funds' performance will be calculated on a total return basis in the manner set forth below.

A Fund may provide periodic and average annualized "total return" quotations. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the reinvestment of any dividends and distributions.

Quotations of total return and yield will not reflect Contract charges and expenses. The prospectus for a Contract will contain information about performance of the relevant separate account and Contract.

Total Return. Total return is calculated for the specified periods of time by assuming a hypothetical investment of $1,000 in the Fund's shares. Each dividend or other distribution is treated as having been reinvested at net asset value on the payment date. The total returns stated are the percent that an original investment would have increased during the applicable period.

Average Annual Total Return. Each Fund computes its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                                           (ERV)(1/N)
             AVERAGE ANNUAL TOTAL RETURN = (--------) - 1
                                           (   P    )

Where: ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period, assuming reinvestment of all dividends and distributions

       P   = hypothetical initial payment of $1,000

       n   = number of years

Aggregate Total Return. Each Fund may compute its aggregate total return over a specified period which represents the cumulative change in the value of an investment in the Fund for the specified period. The formula for calculating aggregate total return is as follows:

                                      [ERV-P]
             AGGREGATE TOTAL RETURN = -------
                                         P

Where: ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period, assuming reinvestment of all dividends and distributions

        P  = hypothetical initial payment of $1,000

The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the payment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Such calculations are not indicative of future results and do not take into account Federal, state and local taxes, if any, that shareholders must pay on a current basis.

Since performance will vary from time to time depending upon market conditions, the composition of the portfolio and operating expenses, any given performance quotation should not be considered representative of the Fund's performance for any specified period in the future. Performance data for the Fund should not be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time.

For the following periods ended December 31, 2002, the average annual total returns for the Funds were as follows:

========================================================================
FUND                                         1 Year            Since
                                                            Inception(1)
========================================================================
Kelmoore Strategy(R)Variable Fund            (14.73)%         (12.96)%
------------------------------------------------------------------------
Kelmoore Strategy(R)Variable Eagle Fund      (28.38)%         (32.56)%
------------------------------------------------------------------------

For the following periods ended December 31, 2002, the aggregate total returns for the Funds were as follows:

=======================================================================
FUND                                         1 Year           Since
                                                           Inception(1)
=======================================================================
Kelmoore Strategy(R)Variable Fund            (14.73)%        (25.21)%
-----------------------------------------------------------------------
Kelmoore Strategy(R)Variable Eagle Fund      (28.38)%        (56.16)%
-----------------------------------------------------------------------

(1) The Funds commenced investment operations on November 27, 2000.

Comparing Performance. Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning the Fund. Sources for the Fund's performance information could include the following: Barron's, Business Week, Changing Times, Consumer Digest, Financial Times, Financial World, Forbes, Fortune, Investor's Daily, Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, Money, Morningstar Inc., New York Times, Personal Investing News, Personal Investor, Success, The Kiplinger's Magazine, U.S. News and World Report, Value Line, Wall Street Journal, Weisenberger Investment Companies Services and Working Women.

                              FINANCIAL STATEMENTS

Reports to Shareholders. Shareholders and Variable Contract owners will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants. The audited financial statements and notes thereto for the Kelmoore Strategy(R) Variable Fund and the Kelmoore Strategy(R) Variable Eagle Fund contained in the Annual Report to Shareholders dated December 31, 2002, are incorporated by reference into this Statement of Additional Information and have been audited by

PricewaterhouseCoopers LLP whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein.